COMBINED FINANCIAL STATEMENTS

MAD CREEK FARM, LLC

725 E 11TH STREET, LLC

5 LEAF, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of Mad Creek Farm, LLC, 725 E 11th Street, LLC, and 5 Leaf, LLC:

Opinion on the Financial Statements

We have audited the accompanying combined balance sheets of Mad Creek Farm, LLC, 725 E 11th Street, LLC, and 5 Leaf, LLC (“the Company”) as of December 31, 2017 and 2016, the related combined statements of operations, members’ equity, and cash flows for each of the years in the two-year period ended December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a working capital deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Sadler, Gibb & Associates, LLC

We have served as the Company’s auditor since 2018.

Salt Lake City, UT

December 20, 2018

MAD CREEK FARM, LLC
725 E 11TH STREET, LLC
5 LEAF, LLC
COMBINED BALANCE SHEETS

	December 31,
	2017	2016
ASSETS
Property and equipment, net	$2,202,273	$430,069

Total Assets	$2,202,273	$430,069

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current portion of note payable	$12,819	$12,211
Total current liabilities	12,819	12,211

Note payable, net of current portion	350,064	362,882

Total Liabilities	362,883	375,093

MEMBERS' EQUITY
Members' capital	1,961,643	96,403
Accumulated deficit	(122,253)	(41,427)
Total Members' Equity	1,839,390	54,976
Total Liabilities and Members' Equity	$2,202,273	$430,069

See accompanying notes to the combined financial statements.

MAD CREEK FARM, LLC
725 E 11TH STREET, LLC
5 LEAF, LLC
COMBINED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2017	2016

Rental Income	$29,200	$7,200

Operating Expenses:
Selling, general and administrative	96,728	19,323
Total Operating Expenses	96,728	19,323

Loss from Operations	(67,528)	(12,123)

Other Income (Expense)
Interest expense	(13,298)	(11,697)
Total Other Income (Expense)	(13,298)	(11,697)

Net loss	$(80,826)	$(23,820)

See accompanying notes to the combined financial statements.

MAD CREEK FARM, LLC
725 E 11TH STREET, LLC
5 LEAF, LLC
COMBINED STATEMENTS OF MEMBERS' EQUITY

	Members'	Accumulated
	Capital	Deficit	Total
Balance at December 31, 2015	$68,072	$(17,607)	$50,465

Member capital contributions	28,331	-	28,331
Net loss	-	(23,820)	(23,820)

Balance at December 31, 2016	$96,403	$(41,427)	$54,976

Member capital contributions	1,865,240	-	1,865,240
Net loss	-	(80,826)	(80,826)

Balance at December 31, 2017	$1,961,643	$(122,253)	$1,839,390

See accompanying notes to the combined financial statements.

MAD CREEK FARM, LLC
725 E 11TH STREET, LLC
5 LEAF, LLC
COMBINED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2017	2016
Cash Flows From Operating Activities
Net loss	$(80,826)	$(23,820)
Adjustments to reconcile net loss to net cash used in operating activities:
Operating expenses and interest paid through member contributions	53,030	12,024
Depreciation	27,796	11,796
Net Cash Used in Operating Activities	-	-

Net Increase in Cash	-	-
Cash at Beginning of Year	-	-
Cash at End of Year	$-	$-

Noncash Investing and Financing Information:
Payments on note payable through member contributions	$12,210	$16,307
Operating expenses paid through member contributions	39,732	327
Purchase of property and equipment through member contributions	1,800,000	-
Interest paid through member contributions	13,298	11,697

See accompanying notes to the combined financial statements.

MAD CREEK FARM, LLC

725 E 11TH STREET, LLC

5 LEAF, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 — THE COMPANY AND BASIS OF PRESENTATION

Financial Statement Presentation – The accompanying combined financial statements are presented in conformity with accounting principles generally accepted in the United States of America and include the operations and balances of Mad Creek Farm, LLC (“Mad Creek”), 725 E 11th Street, LLC (“11th Street”), and 5 Leaf, LLC (“5 Leaf”).  The combined financial statements include the operations of Mad Creek and 11th Street since July 1, 2016 and 5 Leaf from November 29, 2017. The combined entities are referred to as “the Company” throughout these combined financial statements.

Nature of Business – Mad Creek and 11th Street are real estate properties in Mendocino County and Oakland, respectively.  Both properties generated rental income. 5 Leaf was formed at the end of 2017 but had no activity as of December 31, 2017.

NOTE 2 – GOING CONCERN

The accompanying combined financial statements have been prepared with the recognition that there is considerable doubt about whether the Company can continue as a going concern.  As shown in the accompanying combined financial statements, the Company incurred a net loss of $80,826 for the year ended December 31, 2017 and has an accumulated deficit of $122,253 at December 31, 2017.   These factors raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the issuance date of these combined financial statements.

In order for us to continue as a going concern, we will need to obtain additional debt or equity financing. There can be no assurance that we will be able to secure additional debt or equity financing, that we will be able to attain positive cash flow operations, or that, if we are successful in any of those actions, those actions will produce adequate cash flow to enable us to meet our future obligations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value – The fair values of the Company’s financial assets and liabilities approximate their carrying amounts at the reporting date.

Cash and Cash Equivalents – The balance in cash and cash equivalents consists of cash reserves held in bank accounts. The Company maintains cash balances in bank accounts that, at times, exceed federally insured limits.  The Company has not experienced any losses in these accounts and believes it is not exposed to any significant risk with respect to cash.

Property and Equipment – Property and equipment are stated at cost.  Depreciation is computed using the straight-line method based on the estimated useful lives of the related assets.  Expenditures that materially increase values or capacities or extend useful lives of property and equipment are capitalized.  Leasehold improvements are assigned useful lives based on the shorter of their useful lives or the term of the related leases, including renewal options likely to be exercised.  Routine maintenance, repairs and renewal costs are expensed as incurred.  When property is retired or otherwise disposed of, the carrying values are removed from the property and equipment and related accumulated depreciation accounts.  Depreciation is included in general and administrative expenses.

Revenue Recognition – The Company recognizes revenues and the related costs when a sales or service arrangement exists, delivery and acceptance has occurred, or service has been rendered, the price is fixed or determinable, and collection of the resulting receivable is reasonably assured. Amounts invoiced or collected in advance of product delivery or providing services are recorded as unearned revenue or customer deposits. The company accrues for sales returns, bad debts, and other allowances based on its historical experience.

Income Taxes – The Company is taxed as a limited liability company. In lieu of corporation income taxes, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision for federal or state income tax is included in the financial statements.

Recent Accounting Pronouncements – The Company does not expect the adoption of any recent accounting pronouncements to have a material impact on its financial statements.

NOTE 4 – PROPERTY AND EQUIPMENT

Depreciation expense was $27,796 and $11,796 for the years ended December 31, 2017 and 2016, respectively.  The cost and estimated useful lives of property and equipment and the total accumulated depreciation were as follows:

	Estimated	December 31,
	Useful Lives	2017	2016

Land	n/a	$556,000	$196,000
Buildings and improvements	5-30 years	1,794,000	354,000
Total		2,350,000	550,000
Less accumulated depreciation		(147,727)	(119,931)
Net property and equipment		$2,202,273	$430,069

NOTE 5 – NOTE PAYABLE

The Company has a loan on the Mad Creek property that matures November 1, 2036.  The loan has a variable interest rate that is recalculated semi-annually.  The rate was 3.75% and 3.63% as of December 31, 2017 and 2016, respectively.  The Company made payments of $2,518.83 per month.  As of December 31, 2017 and 2016, the note payable consisted of the following:

	December 31,
	2017	2016

Note payable	$362,883	$375,093
Less current portion	(12,819)	(12,211)
Note payable, net of current portion	$350,064	$362,882

NOTE 6 – MEMBERS’ EQUITY

Members’ equity consists of member contributions to acquire the property and equipment and provide the necessary cash needs. For the years ended December 31, 2017 and 2016, the Company had net member capital contributions of $1,865,240 and $28,331 of members’ capital, respectively.

NOTE 7 – SUBSEQUENT EVENTS

On July 14, 2018, Mad Creek, 11th Street, and 5 Leaf, along with three entities formed in 2018 (“Consortium”), closed on Share Exchange and Purchase Agreements (the “Purchase Agreements” and the “Closing”) with NewBridge Global Ventures, Inc. and Subsidiary (“NewBridge”), whereby NewBridge purchased the shares or membership interests (as the case may be) of the several entities making up the Consortium for a combined 31,000,000 shares (“Shares”) of NewBridge common stock, par value $0.0001 per share. The acquisition is considered a reverse acquisition making the Consortium the accounting acquirer.